SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20594

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                November 2, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                         SECURED FINANCIAL NETWORK, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-28457                                        86-0955239
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(Commission File Number)                    (IRS Employer Identification No.)



7951 SW 6th Street, Suite 210, Plantation, Florida             33024
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   (Address of principal executive offices)                  (Zip Code)


                                  (954)556-5292
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               Registrant's telephone number, including area code


Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

On November 2, 2005, George E Weast, Jr. resigned as a Director of the Registrant without conflict or disagreement.



SECTION 9 - Financial Statements and Exhibits.

         Item 9.01 - Financial Statements and Exhibits

(a) Financial statement
     None

(b ) Exhibits
5.1 - Letter of Resignation of George E  Weast,  Jr.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SECURED FINANCIAL NETWORK, INC.
                                               ---------------------------------
                                               (Registrant)


                                                              Jeffrey L. Schultz
                                                      --------------------------
                                                      By: /s/ Jeffrey L. Schultz
                                                              President & CEO

Date: November 8, 2005